UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report: October 5, 2017
(Date of earliest event reported)
KB HOME
(Exact name of registrant as specified in its charter)

Delaware	1-9195	95-3666267
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Wilshire Boulevard, Los Angeles, California		90024
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (310) 231-4000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Long-Term Incentive Awards.
On October 5, 2017, the management development and compensation committee (“Committee”) of the board of directors of KB Home (“Company”) approved grants of long-term incentive awards pursuant to the Amended KB Home 2014 Equity Incentive Plan to the Company’s named executive officers — Jeffrey T. Mezger, the Company’s president and chief executive officer; Jeff J. Kaminski, the Company’s executive vice president and chief financial officer; Brian J. Woram, the Company’s executive vice president and general counsel; and Albert Z. Praw, the Company’s executive vice president, real estate and business development — and to the other executive officers and certain other senior executives of the Company.
The long-term incentive awards granted to all of the Company’s executive officers on October 5, 2017 consisted solely of performance-based restricted stock units (each, a “PSU”) corresponding to a target award amount of shares of KB Home common stock (“Award Shares”) for each recipient. The terms of the PSU awards are further described below and qualified by reference to the form award agreement that is attached as an exhibit to this report.
Each PSU granted on October 5, 2017 entitles a recipient to receive between 0% to 200% of the recipient’s Award Shares based on the Company’s achieving over the three-year performance period commencing on December 1, 2017 and ending on November 30, 2020 specified levels of (a) cumulative adjusted earnings per share; (b) average adjusted return on invested capital; and (c) revenue growth performance relative to a peer group of high-production public homebuilding companies. The earnings per share performance measure will determine 50%, the average return on invested capital performance measure will determine 20%, and the relative revenue growth performance measure will determine 30%, of the final number of shares of KB Home common stock that may be issued pursuant to each PSU. If performance over the performance period for the three performance measures is below specific thresholds, each PSU recipient will receive no shares of KB Home common stock.
The PSUs granted to the Company’s named executive officers on October 5, 2017 are as follows:

Named Executive Officer	Performance-Based Restricted Stock Units (#)
Jeffrey T. Mezger	156,006
Jeff J. Kaminski	46,802
Brian J. Woram	30,226
Albert Z. Praw	32,176

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

10.54	Form of Performance-Based Restricted Stock Unit Award Agreement under the Amended KB Home 2014 Equity Incentive Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 6, 2017

KB Home

By:	/s/ William A. (Tony) Richelieu
William A. (Tony) Richelieu Vice President, Corporate Secretary and Associate General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.54	Form of Performance-Based Restricted Stock Unit Award Agreement under the Amended KB Home 2014 Equity Incentive Plan